VOLUMETRIC FUND, INC.


1995 HIGHLIGHTS

-    NET ASSET VALUE PER SHARE INCREASED 17.3%.
-    TOTAL NET ASSETS WERE A RECORD $12.5 MILLION.
-    DIVIDEND DISTRIBUTION OF $0.90 WAS DECLARED ON 12/29/95.
-    NEW, "STRENGTH AND PROTECTION,"  MODEL  WAS  INTRODUCED IN
     THE LAST THIRD OF 1995.

To Our Shareholders:

         During 1995 Volumetric Fund's net asset value per share appreciated 17.3%, which included a 3.1% gain in the fourth quarter. The Fund closed out the year at $16.81, up from our opening NAV of $14.33 on January 2, 1995. The stock market had a great year; although it had an unusually strong divergence between large and small capitalization stocks. For example, the New York Stock Exchange Composite Index (NYSE), which is a market value weighted index in favor of large stocks, advanced 31.3%. At the same time, the Value Line Geometric Index, which is unweighted, large and small stocks count equally, was up 19.3%.

         As of the end of 1995, Volumetric has outperformed the New York Stock Exchange Composite Index in 12 out the past 17 years. Our average annual return since our inception was 14.7%, as compared to the NYSE Index that had a 11.8% average return in the same period. On December 31, 1995, the Volumetric Index reached a year end record high of $89,336. The Index measures the value of $10,000 invested in Volumetric Fund, on January 1, 1979, with all dividends and distributions reinvested.

         As of December 31, 1995, the Fund had $12.5 million in net assets, a year end record. This was invested in 56 diversified common stocks, representing 86.4% of the total, and 13.6% in cash and equivalents.

FOURTH QUARTER PORTFOLIO CHANGES

         All but three of the twenty-three new stocks purchased for our diversified portfolio in the fourth quarter were selected by our proprietary "Super Volume" purchase method. Our new stocks are: Bearings, Becton Dickinson, Brunswick, Calmat, Chevron, Consolidated Natural Gas, Fleetwood Enterprises, Foster Wheeler, Hillenbrand Industries, Jacobs Engineering, La-Z-Boy, May Department Stores, New York Times "A", Omnicom, Outboard Marine, Pall, Raymond Corp., Sara Lee, Sotheby's, Sysco, Texaco, Texas Utilities, Worthington Industries.

         The following stocks were sold in the fourth quarter: Allergan, Anthony Industries, Casey's General Stores, Chris-Craft, Claire's Stores, Conner Peripheral, Datascope, Dresser Industries, Fiserv, Flowers Industries, Honeywell, IBP, Kerr-McGee, Keystone International, Magma Copper, Paccar, Premark, RJR Nabisco, St Paul Insurance, Sundstrand, UNC, Wal-Mart, Wendy's, Whirlpool, Zurn Industries.

DIVIDENDS AND DISTRIBUTIONS

         On December 29, 1995, Volumetric Fund declared an annual distribution of $0.90 per share -- representing $0.84 per share capital gains and $0.06 income dividend -- to shareholders of record at December 29, 1995. Reinvesting shareholders received 5.66% more Volumetric shares on January 1, 1996. At the same time, our NAV was reduced by $0.90 per share, from $16.81 to the reinvestment and 1996 opening price of $15.91.

STRENGTH AND PROTECTION

         One of the most significant discoveries in the Fund's history has been the "Strength and Protection" ("S&P") model. It has been phased into the Volumetric System during the last third of 1995. In essence, the S&P model combines stable growth with below average risk and volatility. A review of the model was presented in our third quarter report.

         The S&P model is based on a diversified portfolio of "all-star" stocks. We call them "R," record high, stocks. They are within less than 10% of their 52-week record highs. An indicator that measures the strength of a stock is the price to record high ratio (P/R). The higher the ratio the stronger is the stock relative to its own performance. Generally, these strong "R" stocks will keep on rising and outperform the market based on their momentum. The protection feature steps in when we sell a stock. This occurs when an "R" stock drops more than 10-15% from its continuously updated record high. Therefore, unlike the stock market, the Fund's portfolio is always protected against major declines.

         At year end, 54 out of the 56 stocks were "R" stocks. They had an average P/R ratio of 96.3%, indicating a maximum downside risk for the portfolio of only 6-8%. It is our objective to keep at least 80% of our stocks in "R" stocks. The rest are uptrend, "U" stocks, which are bought at low prices. These stocks, although moving up, have not yet reached a new 52-week record high to qualify as an "R" stock.

UPDATE AND OUTLOOK

         The "Strength & Protection" system has given us significant momentum going into 1996. The Fund's net asset value advanced 4.2% in 1996, as of February 12. The Volumetric Index reached a record high of $93,077. As predicted in our January 2 memo, stock prices increased and interest rates declined in January.

         Volumetric's  prospects  remain favorable for 1996 for several reasons:
1) Our volume and technical indicators are positive; 2) Lower interest rates generally increase stock prices; 3) Election years are typically good for the stock market; and 4) A January gain for stocks, as we had this year, indicates advancing stock prices for the rest of the year.

         Thank you for your confidence in Volumetric Fund. Please call us, if you have any questions.



February 13, 1996                        Sincerely,



                       Gabriel  J. Gibs              Irene J. Zawitkowski
                       President                     Executive Vice President




                                        HISTORICAL RECORD

                                                  |
                   VOLUMETRIC FUND                |      % Return from Previous
                                                  |             December 31
                                                  |
                                                  |
  Date      Value of $10,000       Net Assets     |  Volumetric       N.Y.S.E.       Inflation
               Investment                         |    Fund            Index           Rate
               on 1/1/79*                         |                                  (C.P.I.)**
__________________________________________________|______________________________________________
12-31-95        $89,336            $12,488,761    |     +17.3%         +31.3%          + 2.3%
12-31-94         76,104             11,155,177    |     - 2.2          - 3.2           + 2.7
12-31-93         77,839             11,764,902    |     + 2.0          + 7.9           + 2.7
12-31-92         76,311              9,936,452    |     +10.6          + 4.7           + 2.9
12-31-91         68,902              7,381,723    |     +35.2          +24.0           + 3.1
12-31-90         50,963              4,520,623    |     - 5.2          - 7.5           + 6.1
12-31-89         53,743              4,827,545    |     +16.0          +24.8           + 4.5
12-31-88         46,349              3,401,136    |     +20.0          +12.9           + 4.4
12-31-87         38,637              2,541,231    |     - 1.5          - 0.3           + 4.4
12-31-86         39,225              2,151,535    |     + 7.4          +14.0           + 1.1
12-31-85         36,524              1,568,787    |     +31.9          +26.1           + 3.7
12-31-84         27,696                989,240    |     + 6.7          + 1.3           + 4.0
12-31-83         26,321                852,103    |     +18.7          +17.4           + 3.8
12-31-82         21,876                505,861    |     +16.9          +14.0           + 3.9
12-31-81         18,712                290,709    |     +17.0          - 8.7           + 8.9
12-31-80         15,991                174,533    |     +37.5          +25.7           +12.4
12-31-79         11,630                 73,187    |     +16.3          +15.5           +13.3
  1-1-79         10,000                 25,428    |       -              -               -
__________________________________________________|______________________________________________
                                                  |
               Annual Average                     |     +14.7%         +11.8%          + 4.9%
__________________________________________________|______________________________________________

*Assumes reinvestment of all dividends and distributions

**Average Consumer Price Index




                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout each year)


                                                  Years Ended December 31
                              1995       1994       1993       1992       1991       1990       1989       1988
                              ----       ----       ----       ----       ----       ----       ----       ----
Net Asset Value,
Beginning of Period          $14.33     $16.09     $16.48     $16.13     $12.10     $14.10     $13.10     $11.04
Income from Investment
Operations:
  Net Investment Income        0.03       0.03       0.02       0.10       0.12       0.18       0.10       0.24
  Net Realized and
   Unrealized Gains and
   Losses on Securities        2.45      (0.36)      0.30       1.48       4.08      (0.84)      1.84       1.94
                             -------   --------    -------    -------    -------    -------    -------    -------
Total from Investment
Operations                     2.48      (0.33)      0.32       1.58       4.20      (0.66)      1.94       2.18
                             -------   --------    -------    -------    -------    -------    -------    -------

Less Distributions:
  Dividends from net
   investment income           0.00      (0.03)     (0.08)     (0.12)     (0.17)     (0.10)     (0.25)     (0.12)
  Distributions from
   capital gains               0.00      (1.40)     (0.63)     (1.11)      0.00      (1.24)     (0.69)      0.00
                             -------   --------    -------    -------    -------    -------    -------    -------
Total Distributions            0.00      (1.43)     (0.71)     (1.23)     (0.17)     (1.34)     (0.94)     (0.12)
                             -------   --------    -------    -------    -------    -------    -------    -------
Net Asset Value,
End of Period                $16.81     $14.33     $16.09     $16.48     $16.13     $12.10     $14.10     $13.10
                             =======    =======    =======    =======    =======    =======    =======    =======

Total Return                  17.31%     -2.23%      2.00%     10.60%     35.20%     -5.17%     15.95%     19.97%
                             =======    =======    =======    =======    =======    =======    =======    =======

Ratios/Supplemental
Data:
Net Assets, End of
 Period (in millions)        $12.489    $11.156    $11.765    $ 9.936    $ 7.382    $ 4.521    $ 4.828    $ 3.401
Ratio of Expenses
 to Average Net Assets         1.95%      1.99%      2.00%      2.01%      2.03%      2.02%      2.04%      2.09%
Ratio of Net Income
 to Average Net Assets         0.21%      0.19%      0.12%      0.66%      0.90%      1.49%      0.82%      1.98%
Portfolio Turnover Rate         159%       150%       177%       126%       149%       194%       188%       203%


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                              VOLUMETRIC FUND, INC
                            STATEMENT OF NET ASSETS
                               December 31, 1995


COMMON STOCKS: 86.4%

NUMBER OF
SHARES               COMPANY                                MARKET VALUE

               AEROSPACE/DEFENSE: 3.8%
 3,600         Lockheed Martin                              $284,400
 3,600         Rockwell International                        190,350
                                                            --------
                                                             474,750
                                                            --------
               APPLIANCES: 1.6%
10,000         Maytag                                        202,500
                                                            --------
               AUTO/AUTO PARTS: 1.1%
 4,500         Bearings                                      131,625
                                                            --------
               BANKING: 3.3%
 4,400         Mercantile Bancorp                            202,400
 8,300         North Fork Bank                               209,575
                                                            --------
                                                             411,975
                                                            --------
               BEVERAGE: 1.7%
 3,100         Anheuser-Busch                                207,313
                                                            --------
               BUILDING/CONSTRUCTION: 2.1%
 8,000         Calmat                                        146,000
 4,200         US Home                                       122,325
                                                            --------
                                                             268,325
                                                            --------
               BUSINESS SERVICES: 3.2%
 3,900         Flight Safety International                   195,975
 5,400         Omnicom                                       201,150
                                                            --------
                                                             397,125
                                                            --------
               CHEMICALS: 7.1%
 6,000         Avery Dennison                                300,750
 3,900         Goodrich                                      265,688
 2,000         Great Lakes Chemical                          144,000
 2,300         Olin                                          170,775
                                                            --------
                                                             881,213
                                                            --------
               COMMUNICATIONS: 0.9%
 1,800         AT&T                                          116,550
                                                            --------
               CONSUMER PRODUCTS: 4.6%
 2,700         Clorox                                        193,388
 2,400         Procter & Gamble                              199,200
 5,700         Sara Lee                                      181,688
                                                            --------
                                                             574,276
                                                            --------
               DRUGS: 1.6%
 2,000         Warner Lambert                                194,250
                                                            --------
               ELECTRICAL/ELECTRONICS: 1.7%
 6,800         Tech-Sym                                      215,050
                                                            --------
               ENGINEERING: 3.2%
 4,800         Foster Wheeler                                204,000
 7,800         Jacobs Engineering                            195,000
                                                            --------
                                                             399,000
                                                            --------

               ENTERTAINMENT/LEISURE: 3.8%
 8,300         Brunswick                                     199,200
 1,800         Disney, Walt                                  106,200
 8,200         Outboard Marine                               167,075
                                                            --------
                                                             472,475
                                                            --------
               ENVIRONMENTAL SERVICES: 1.6%
 5,900         Sanifill                                      196,913
                                                            --------
               FINANCIAL SERVICES: 1.5%
 7,600         Edwards, A.G.                                 181,450
                                                            --------
               FOODS: 5.4%
 6,100         Conagra                                       251,625
10,600         Interstate Bakeries                           237,175
 5,900         Sysco Systems                                 191,750
                                                            --------
                                                             680,550
                                                            --------
               HOME FURNISHINGS: 0.9%
 3,500         La-Z-Boy Chairs                               108,063
                                                            --------
               HOTEL/RESTAURANT: 1.8%
 4,900         McDonalds                                     221,113
                                                            --------
               INSURANCE: 4.0%
 2,400         American International Group                  222,000
 7,590         Fremont General                               278,933
                                                            --------
                                                             500,933
                                                            --------
               MACHINERY: 2.2%
 5,000         Pall Corp.                                    134,375
 6,100         Raymond Corp.                                 138,775
                                                            --------
                                                             273,150
                                                            --------
               MEDICAL: 3.2%
 2,800         Becton Dickinson                              210,000
 5,600         Hillenbrand Industries                        189,700
                                                            --------
                                                             399,700
                                                            --------
               MISC./DIVERSIFIED: 3.4%
 4,700         Allied Signal                                 223,250
 8,500         Jostens                                       206,125
                                                            --------
                                                             429,375
                                                            --------
               MOBIL HOMES: 1.5%
 7,300         Fleetwood Enterprises                         187,975
                                                            --------
               OIL/OIL SERVICES: 4.9%
 3,400         Chevron                                       178,500
 4,600         Halliburton                                   232,875
 2,600         Texaco                                        204,100
                                                            --------
                                                             615,475
                                                            --------
               PUBLISHING: 1.5%
 6,300         New York Times "A"                            186,638
                                                            --------
               RAILROADS: 2.8%
 3,800         Illinois Central                              145,825
 2,500         Norfolk Southern                              198,438
                                                            --------
               RETAIL: 2.8%
 4,100         May Department Stores                         172,713
12,200         Sotheby's                                     173,850
                                                            --------
                                                             346,563
                                                            --------

               SAVINGS & LOAN: 1.5%
 7,400         Great Western Financial                       187,775
                                                            --------
               STEEL: 1.4%
 8,600         Worthington Industries                        178,988
                                                            --------
               TEXTILE/APPAREL: 1.8%
 9,000         Warnaco                                       225,000
                                                            --------
               UTILITIES: 4.6%
 4,100         Consolidated Natural Gas                      186,038
 4,900         Texas Utilities                               201,513
 5,800         Unicom                                        189,950
                                                            --------
                                                             577,501
                                                            --------
TOTAL COMMON STOCKS
 (Cost $9,150,328)                                       $10,787,845
                                                         -----------
CASH EQUIVALENTS/RECEIVABLES: 13.6%
 Cash                                                    $   114,304
 Chase Manhattan Premium Market Rate Acc.                  1,277,611
 Receivable from broker, others                              291,775
 Dividends & interest receivable                              17,651
                                                         -----------
TOTAL CASH EQUIVALENTS/RECEIVABLES                       $ 1,701,341
                                                         -----------
TOTAL ASSETS                                             $12,489,186
                                                         -----------
 Taxes payable                                                  (425)
                                                         -----------
TOTAL NET ASSETS                                         $12,488,761
                                                         ===========
VOLUMETRIC SHARES OUTSTANDING                             743,155.43
NET ASSET VALUE PER SHARE:                               $     16.81
                                                         ===========

NUMBER OF SHAREHOLDER ACCOUNTS                                 1,383



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             VOLUMETRIC FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995



INVESTMENT INCOME
  Dividends                                                    $  194,849
  Interest                                                         56,110
  Other Income                                                      1,677
                                                               ----------
     TOTAL INVESTMENT INCOME                                      252,636
                                                               ----------

EXPENSES
  Management Fee (NOTE 2)                                         226,291
  Taxes and bank charges                                              875
                                                               ----------
     TOTAL EXPENSES                                               227,166
                                                               ----------
     NET INVESTMENT INCOME                                         25,470
                                                               ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                733,212
  Unrealized appreciation of investments
    Beginning of period                           $  501,852
    End of Period                                  1,637,517
                                                  ----------
    Increase in unrealized appreciation                         1,135,665
                                                               ----------
NET GAIN ON INVESTMENTS                                         1,868,877
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $1,894,347
                                                               ==========

                             VOLUMETRIC FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                              For the Years Ended

                                                    12-31-95         12-31-94
                                                    --------         --------

CHANGES RESULTING FROM OPERATIONS:
Net investment income                            $    25,470      $    27,063
Net realized gain (loss) on
 investments                                         733,212     (    103,755)
Increase in unrealized
 appreciation                                      1,135,665     (    193,128)
                                                 -----------      -----------
     NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                                   1,894,347     (    269,820)
                                                 -----------      -----------

DIVIDENDS TO SHAREHOLDERS: (NOTE 1d)
   From net investment income                              0     (     21,942)
   From net realized gain on investments                   0     (  1,029,653)
                                                 -----------      -----------
     TOTAL DIVIDENDS                                       0     (  1,051,595)
                                                 -----------      -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3)
   Net increase (decrease) from capital
    share transactions                          (    560,763)         711,690
                                                 -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,333,584     (    609,725)
NET ASSETS:
   BEGINNING OF YEAR                              11,155,177       11,764,902
                                                 -----------      -----------
                                                 $12,488,761      $11,155,177
                                                 ===========      ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS


The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, as a diversified, open-end management company. The Fund incorporated on July 25, 1986 and previously operated as a limited partnership.

  1. Significant Accounting Policies

     a) Valuation of Securities:
        Each security, quarterly and at year end, is valued at the last reported sales price as published in the Wall Street Journal; daily security pricing utilizes closing security prices transmitted via modem by Prodigy Services Corp..
     b) Securities Transactions and Investment Income:
        Securities are recorded on a trade date basis. Realized gain and loss are recorded using the identified cost basis method. Dividend income is recorded as earned on the ex-dividend date and interest income is recognized on the accrual basis.
     c) Federal Income Taxes:
        The Fund as a Regulated Investment Company complies with Internal Revenue Code Subtitle A, Chapter 1, Subchapter M, and distributes to its shareholders net taxable income.
     d) Dividends to Shareholders:
        It is the Fund's policy to distribute dividends from net investment income and from net realized gains at year end. To the extent that net realized gains can be offset by capital loss carryovers, it is the Fund's policy not to distribute such gain. As of January 1, 1995 the Fund had $103,755 of available capital losses to offset capital gains in the current year. Dividends are recorded on the ex-dividend date in the financial statements and are taxable to shareholders in the year earned by the Fund. The Fund has declared and paid the following dividends:

                                        1995                   1994
                                        ----                   ----
        Record Date:             December 29, 1995       December 23, 1994
        Ex-Dividend Date:        January 2, 1996         December 27, 1994
        Payment Date:            January 5, 1996         January 6, 1995
        Dividend:                $ .90 per share         $ .15 per share


  2. Management Fee

     The Fund is managed by Volumetric Advisers, Inc. whose president and principal stockholder is the President of the Fund.
     Under the Management Contract, Volumetric Advisers, Inc. manager and investment adviser of the Fund, pays all operating expenses of the Fund, namely: investment advisory fee, transfer agent and custodian fees, shareholders reports and proxy statement, registration fees, auditing and legal fees, insurance, printing, distribution and marketing expenses. Investment expenses are paid directly by the Fund, namely: taxes, brokerage commissions and bank charges.
     The Fund pays the Adviser an annual management fee of 2.0%, based on average net assets determined daily and paid monthly, applicable to the first $10 million of net assets, a fee of 1.90% applies to net assets of $10 million to $25 million, thereafter the fee declines incrementally to 1.5% for net assets exceeding $100 million.

  3. Capital Share Transactions

     At December 31, 1995 there were 1,000,000 shares of $.01 par value common stock authorized.

                              YEAR ENDED                    YEAR ENDED
                           December 31, 1995             December 31, 1994
                          SHARES        AMOUNT          SHARES        AMOUNT
                          ------        ------          ------        ------

Shares sold               44,401     $  696,197         65,745     $  976,474
Dividends reinvested           0              0         69,707      1,033,149
                         -------     ----------        -------     ----------
                          44,401        696,197        135,452      2,009,623

Shares redeemed          (79,904)   ( 1,256,959)      ( 88,184)   ( 1,297,933)
                         -------     ----------        -------     ----------
Net increase
 (decrease)              (35,503)   ($  560,762)        47,268     $  711,690
                         =======     ==========        =======     ==========




  4. Purchases and Sales of Securities
     For the year ended December 31, 1995 purchases and sales of securities excluding U.S. Treasury obligations aggregated $18,295,803 and $18,951,837 respectively.
     At December 31, 1995, the cost of investments for Federal income tax purposes was $9,150,328. Accumlated net unrealized appreciation on investments was $1,637,517 consisting of $1,664,930 and $27,413 of gross unrealized appreciation and depreciation respectively.

  5. Composition of Net Assets
     At December 31, 1995 Net Assets consisted of:
       Capital stock at par value                              $     7,432
       Capital paid in                                          10,840,638
       Net unrealized appreciation of securities                 1,637,517
       Undistributed net investment income                           3,174
                                                               -----------
                                                               $12,488,761
                                                               ===========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and the
Board of Directors of Volumetric Fund, Inc.:

     We have audited the accompanying statement of net assets of Volumetric Fund, Inc., including the schedule of portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted this audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1995, by correspondence with the Fund's brokers and independent custodian. We believe that this audit provides a reasonable basis for our opinion.
     In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, and the changes in in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein, in conformity with generally accepted accounting principles.


                                              \s\ Feuer & Orlando
New York, New York                                Feuer & Orlando
February 19, 1996                                 Certified Public Accountants


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                     INVESTMENT ADVISER AND TRANSFER AGENT
                           Volumetric Advisers, Inc.
                             Pearl River, New York


                                   CUSTODIAN
                         The Chase Manhattan Bank, N.A.
                               New York, New York


                                    OFFICERS
                                Gabriel J. Gibs
                          President, Portfolio Manager

                              Irene J. Zawitkowski
                      Executive Vice President, Secretary

                                Frank J. Wuertz
                                 Vice President

                              David L. Seidenberg
                                   Treasurer